                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                     SUPPLEMENT DATED AUGUST 1, 2005 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2005


1. The information with respect to Ms. Karen Gillogly in the table on page 19 of the Statement of Additional Information under the heading "Management of the Trust - Officers," is hereby deleted and replaced with the following information with respect to Mr. Gary French:


                                                                                                    NUMBER OF
                                                                                                    FUNDS IN       OTHER
NAME, ADDRESS,          POSITION(S)    TERM OF OFFICE                                               FUND COMPLEX   DIRECTORSHIPS
AND DATE OF BIRTH       HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION                       OVERSEEN BY    HELD BY
("DOB")                 TRUST          TIME SERVED       DURING PAST FIVE YEARS*                    TRUSTEE        TRUSTEE
-------                 -----          -----------       -----------------------                    -------        -------
OFFICERS:
---------

Gary L. French          Treasurer      Term: Indefinite  Senior Vice President of State Street       ------         ------
State Street Bank and                  Elected: 5/05     Bank and Trust Company (2002-present);
Trust Company                                            Managing Director, Deutsche Bank
2 Avenue de Lafayette                                    (including its predecessor, Scudder
Boston, Massachusetts                                    Investments), Fund Operations Unit
02111                                                    (2001-2002); President, UAM Fund
                                                         Services (1995 to 2001).
DOB:  July 4, 1951

* Each officer may have served in various other capacities for the same organization during the length of time served.

2. The State Street Institutional Liquid Reserves Fund's ("Liquid Reserves Fund") investment adviser, SSgA Funds Management, Inc. ("SSgA"), has voluntarily agreed to cap the total operating expenses of the Liquid Reserves Fund (not including the pass-through expenses of its corresponding Portfolio) at 0.02% of the Fund's average daily net assets, effective August 1, 2005. The voluntary expense limitation is in addition to the current contractual cap of 0.05% of the Fund's average daily net assets, but the voluntary expense limitation may be revised or canceled at any time without notice. Accordingly, on page 24 of the Statement of Additional Information under the heading "Investment Advisory and Other Services - Fees," the third paragraph of that section commencing with
"SSgA has contractually agreed...." is hereby deleted and replaced with the following:

      SSgA has contractually agreed to cap the total operating expenses of the Liquid Reserves Fund (not including the pass-through expenses of its corresponding Portfolio) at 0.05% of the Fund's average daily net assets until April 30, 2006. In addition, effective August 1, 2005, SSgA has voluntarily agreed to cap the total operating expenses of the Liquid Reserves Fund (not including the pass-through expenses of its corresponding Portfolio) at 0.02% of the Fund's average daily net assets. This voluntary expense limitation may be revised or canceled at any time without notice. For the period from August 12, 2004 (commencement of operations of the Liquid Reserves Fund) through December 31, 2004, SSgA reimbursed the Liquid Reserves Fund $97,420 under this agreement.

3. The Board of Trustees of State Street Institutional Investment Trust ("Feeder Trust"), with respect to the Liquid Reserves Fund, has approved a change in the pricing time of the Liquid Reserves Fund from 3:00 p.m. Eastern time to 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange (whichever is earlier) (the "New Pricing Time"), effective August 1, 2005. The Liquid Reserves Fund invests substantially all of its investable assets in the State Street Money Market Portfolio ("Master Portfolio"), a series of State Street Master Funds ("Master Trust"). The Liquid Reserves Fund has been informed by the Master Trust that its Board of Trustees has approved the New Pricing Time.1 Accordingly, on page 26 of the Statement of Additional Information under the heading "Purchase, Redemption and Pricing of Shares," the first paragraph of that section is hereby deleted and replaced with the following:

      Shares of the Funds are offered continuously at a price equal to the NAV attributable to each share. Each Fund determines the NAV per share on each day on which the New York Stock Exchange (the "NYSE") is open for trading, generally 4:00 p.m. Eastern time ("Business Day"). This determination is made each Business Day at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time (the "Valuation Time"), by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


-----------------------
1     The Board of Trustees of the Master Trust and the Board of Trustees of the
Feeder Trust have approved the New Pricing Time for the State Street U.S. Government Money Market Portfolio and its feeder fund, the State Street U.S. Government Money Market Fund, respectively, although these funds have not commenced operations.